UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2015

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
1-8809	SCANA Corporation (a South Carolina corporation)	57-0784499
1-3375	South Carolina Electric & Gas Company (a South Carolina corporation)	57-0248695
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately provided by SCANA Corporation and South Carolina Electric & Gas Company. Information contained herein relating to any individual company is provided by such company on its own behalf. Each company makes no representation as to information relating to the other company.

Item 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under Item 2.03 below is hereby incorporated into this Item 1.01 by reference.

Item 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On December 17, 2015, SCANA Corporation (“SCANA”), South Carolina Electric & Gas Company (“SCE&G”), South Carolina Fuel Company, Inc. (“SCFC”), and Public Service Company of North Carolina, Incorporated (“PSNC Energy”) closed on credit facilities totaling $2.0 billion (the “Facilities”) consisting of (i) a $400 million, 5-year revolving credit facility for SCANA, (ii) a $700 million, 5-year revolving credit facility for SCE&G, (iii) a $200 million, 3-year revolving credit facility for SCE&G, (iv) a $500 million, 5-year revolving credit facility for SCFC, and (v) a $200 million, 5-year revolving credit facility for PSNC Energy. Under certain conditions, SCANA may request that its Facility be increased to a maximum of $700 million, SCE&G may request that its 5-year Facility be increased to a maximum of $800 million, SCE&G may request that its 3-year Facility be increased to a maximum of $300 million, SCFC may request that its Facility be increased to a maximum of $600 million, and PSNC Energy may request that its Facility be increased to a maximum of $250 million. Under certain circumstances, the term of each Facility may be extended at the request of the borrower for up to two additional one-year periods.

SCANA's Facility amends, extends and increases an existing $300 million revolving credit facility; SCE&G's 5-year Facility amends and extends an existing $700 million revolving credit facility; SCE&G's 3-year Facility amends and extends an existing $200 million revolving credit facility; SCFC's Facility amends and extends an existing $500 million revolving credit facility; and PSNC Energy's Facility amends, extends and increases an existing $100 million revolving credit facility. Each borrower's Facility will be used to refinance indebtedness and for general corporate purposes, including liquidity support for the borrower's commercial paper program and, in the cases of SCE&G and PSNC Energy, to provide interim financing for construction, and in the case of SCFC, to finance or refinance the purchase of nuclear and fossil fuels and emission and other environmental allowances.

Interest on borrowings under the Facilities will be calculated at market rates plus a spread based on the borrower's credit rating for its senior unsecured debt.

The Facilities contain customary representations, covenants and events of default. Each borrower's Facility other than SCFC's requires the borrower, and SCE&G's guarantee of SCFC's Facility requires SCE&G, to maintain a ratio of consolidated adjusted debt to consolidated total capitalization of not more than 0.7 to 1. Upon an uncured event of default under a borrower's Facility, all amounts owing under the Facility, if any, will become immediately due and payable and the lenders may terminate their commitments.

Each of the Facilities is unsecured. SCFC's Facility is guaranteed by SCE&G.

The foregoing summary is qualified in its entirety by reference to the full texts of the credit agreements for the Facilities filed as exhibits hereto and incorporated by reference herein.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibits filed with this current Report on Form 8-K are listed in the Exhibit Index following the signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.

SCANA Corporation
South Carolina Electric & Gas Company
(Registrants)

Date: December 22, 2015	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller

EXHIBIT INDEX

Applicable to
Exhibit No.	SCANA	SCE&G	Description
99.1	X
Second Amended and Restated Five-Year Credit Agreement dated as of December 17, 2015, by and among SCANA Corporation; the lenders identified therein; Wells Fargo Bank, National Association, as Issuing Bank, Swingline Lender and Agent; Morgan Stanley Bank, N.A., as Issuing Bank; Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents; and Branch Banking and Trust Company, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, LTD., MUFG Union Bank, N.A., TD Bank, N.A. and UBS Securities, LLC, as Documentation Agents

99.2	X	X
Second Amended and Restated Five-Year Credit Agreement dated as of December 17, 2015, by and among South Carolina Electric & Gas Company; the lenders identified therein; Wells Fargo Bank, National Association, as Issuing Bank, Swingline Lender and Agent; Bank of America, N.A., as Issuing Bank and Co-Syndication Agent; Morgan Stanley Senior Funding, Inc., as Co-Syndication Agent; and Branch Banking and Trust Company, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, LTD., MUFG Union Bank, N.A., TD Bank, N.A. and UBS Securities LLC, as Documentation Agents

99.3	X	X
Amended and Restated Three-Year Credit Agreement dated as of December 17, 2015, by and among South Carolina Electric & Gas Company; the lenders identified therein; Wells Fargo Bank, National Association, as Swingline Lender and Agent; Morgan Stanley Bank, N.A., as Issuing Bank; Bank of America, N.A., as Issuing Bank and Co-Syndication Agent; Morgan Stanley Senior Funding, Inc., as Co-Syndication Agent; and Branch Banking and Trust Company, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, LTD., MUFG Union Bank, N.A., TD Bank, N.A. and UBS Securities LLC, as Documentation Agents

99.4	X	X
Second Amended and Restated Five-Year Credit Agreement dated as of December 17, 2015, by and among South Carolina Fuel Company, Inc.; the lenders identified therein; Wells Fargo Bank, National Association, as Swingline Lender and Agent; Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents; and Branch Banking and Trust Company, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, LTD., MUFG Union Bank, N.A., TD Bank, N.A. and UBS Securities LLC, as Documentation Agents

99.5	X
Second Amended and Restated Five-Year Credit Agreement dated as of December 17, 2015, by and among Public Service Company of North Carolina, Incorporated; the lenders identified therein; Wells Fargo Bank, National Association, as Issuing Bank, Swingline Lender and Agent; Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents; and Branch Banking and Trust Company, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, LTD., MUFG Union Bank, N.A., TD Bank, N.A. and UBS Securities LLC, as Documentation Agents